UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2023

DP Cap Acquisition Corp I
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41041	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

341 Newbury Street 6th Floor
Boston, MA	02115
(Address of principal executive offices)	(Zip Code)

(617) 874-5152
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001, and one-half of one redeemable warrant	DPCSU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	DPCS	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	DPCSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into A Material Definitive Agreement.

On May 5, 2023, in connection with the extraordinary general meeting of shareholders (“Extraordinary General Meeting”), of DP Cap Acquisition Corp I, a Cayman Islands exempted company (the “Company”), to be held on May 10, 2023 (or any postponement or adjournment thereof), at which the Company’s shareholders will be asked to consider and vote upon a proposal to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) to extend the date by which the Company must consummate an initial business combination from May 12, 2023 to November 12, 2023 (the “Initial Extension Date”) and to allow the board of directors of the Company (the “Board”), without another shareholder vote, to elect to further extend the date to consummate an initial business combination after the Initial Extension Date up to three times, by an additional month each time, upon two days’ advance notice prior to the applicable deadline, up to February 12, 2024 (the “Secondary Extension Date,” and such proposal, the “Extension Proposal”), certain unaffiliated investors of the Company (the “Investors”) entered into non-redemption agreements (“Non-Redemption Agreements”) with DP Investment Management Sponsor I LLC, a Delaware limited liability company (the “Sponsor”).

Pursuant to the Non-Redemption Agreements, the Investors agreed to (i) not redeem an aggregate of up to 4,000,000 previously-held Class A ordinary shares, par value $0.0001 per share, of the Company (the “Investor Shares”) in connection with the Extension Proposal and (ii) vote the Investor Shares in favor of the Extension Proposal.

In exchange for the foregoing commitments not to redeem the Investor Shares, the Sponsor has agreed to transfer to the Investors (i) an aggregate of up to 1,000,000 Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”), of the Company in connection with an extension until the Initial Extension Date and (ii) to the extent the Board agrees to further extend the date to consummate an initial business combination to the Secondary Extension Date, an aggregate of up to 1,500,000 Class B Ordinary Shares, which includes the Class B Ordinary Shares referred to in clause (i), in each case, on or promptly after the consummation of an initial business combination. The Non-Redemption Agreements are expected to increase the amount of funds that remain in the Company’s trust account following the Extraordinary General Meeting relative to the amount of funds expected to remain in the Company’s trust account had the Non-Redemption Agreements not been entered into. The Company and the Sponsor may enter into additional Non-Redemption Agreements from time to time with other parties, subject to the terms set forth in the Non-Redemption Agreements.

The foregoing description of the Non-Redemption Agreements is subject to and qualified in its entirety by reference to the full text of the Form of Non-Redemption Agreement, a copy of which is included as Exhibit 10.1 hereto, and the terms of which are incorporated by reference.

Additional Information and Where to Find It

The Company filed a definitive proxy statement (as may be amended or supplemented from time to time, the “Proxy Statement”) with the U.S. Securities and Exchange Commission (“SEC”) on April 21, 2023 for the Extraordinary General Meeting to consider and vote upon the Extension Proposal. The Company’s shareholders and other interested persons are advised to read the Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Extraordinary General Meeting because such documents contain, or will contain, important information about the Company and the Extension Proposal. The Proxy Statement was mailed to shareholders of the Company as of a record date of April 17, 2023, on or about April 21, 2023. Shareholders may obtain copies of the Proxy Statement, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Morrow Sodali LLC by telephone by dialing (800) 662-500 or (203) 658-9400 or by sending an email to DPCS.info@investor.morrowsodali.com.

Participants in Solicitation

The Company, the Sponsor and their directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s shareholders in connection with the Extraordinary General Meeting. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the Proxy Statement, which may be obtained free of charge from the sources indicated above.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”) includes, and oral statements made from time to time by representatives of the Company may include, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended. The Company bases these forward-looking statements on its current expectations and projections about future events.  These forward-looking statements are subject to known and unknown  risks, uncertainties and assumptions about the Company that could cause the Company’s actual results, levels of activity, performance or achievements to differ materially from those results, levels of activity, performance or achievements expected and projected. All statements, other than statements of historical fact included in this Current Report including, without limitation, regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, actions to be taken at the Extraordinary General Meeting, and the Company’s potential initial business combination are forward-looking statements. In some cases, words such as “may,” “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek,” “potential,” and variations and similar words and expressions or the negatives of these terms are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the inability to complete an initial business combination due to, among other things, the failure to obtain approval of the shareholders of the Company; (ii) costs related to an initial business combination; (iii) changes in applicable laws and regulations; (iv) shareholder approval of the Extension Proposal; (v) the Company’s inability to complete an initial business combination within the required time period; and (vi) other risks and uncertainties described in the Proxy Statement under the heading “Risk Factors,” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on April 17, 2023 under the heading “Item 1A. Risk Factors” and elsewhere in the Company’s filings with the SEC.

Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. All such forward-looking statements speak only as of the date of this Current Report. The Company does not give any assurance that the Company will achieve its expectations. Accordingly, undue reliance should not be placed upon the forward-looking statements. Except as expressly required by applicable securities law, the Company expressly disclaims any undertaking or obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard to any change in events, conditions, or circumstances on which any statement is based. All subsequent written or oral forward-looking statements attributable to the Company or persons action on the Company’s behalf are qualified in their entirety by this “Cautionary Note Regarding Forward-Looking Statements.”

No Offer or Solicitation

This Current Report shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale, issuance or transfer of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description

10.1	Form of Non-Redemption Agreement

104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2023

DP CAP ACQUISITION CORP I

By:	/s/ Scott Savitz
Name:	Scott Savitz
Title:	Chairman and Chief Executive Officer